Common Stock	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Common Stock
10. Common Stock
At the effective time of the Reverse Merger on September 11, 2023, the Company issued an aggregate of 11,021,248 shares of Company common stock to the Former Dianthus stockholders, based on the exchange ratio of approximately 0.2181 shares of Company common stock for each share of Former Dianthus common stock, including those shares of Former Dianthus common stock issued upon the conversion of Former Dianthus preferred stock and those shares of the Former Dianthus common stock issued in the pre-closing
financing, resulting in 14,817,696 shares of Company common stock being issued and outstanding immediately following the effective time of the Reverse Merger.
As of December 31, 2023 and 2022, the Company was authorized to issue up to 150,000,000 shares of $0.001 par value of Company common stock and 8,722,279 shares of $0.0001 par value of Company common stock, respectively. As of December 31, 2023 and 2022, the Company had issued and outstanding shares of 14,817,696 and 875,279, respectively.
Each share of Company common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the Company’s board of directors, if any. No dividends have been declared or paid by the Company through December 31, 2023.
The Company had the following shares of Company common stock reserved for future issuance as of December 31, 2023 and 2022:

	December 31,
	2023	2022
Conversion of convertible preferred stock	—	7,269,183
Issuance of common stock upon exercise of stock options	1,749,475	1,273,454
Equity awards available for grant under stock awards	879,461	414,679
Shares available for issuance under the Employee Stock Purchase Plan	37,078	—
Issuance of common stock upon exercise of warrants	214,997	4,677

Total common stock reserved for future issuance	2,881,011	8,961,993